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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 7, 1999

                          THE SPORTS CLUB COMPANY, INC.

          Delaware                       1-13290                      95-4479735
 (State or other jurisdiction     (Commission File Number)         (I.R.S. Employer
      of incorporation)                                          Indentification No.)

    11100 Santa Monica Boulevard, Suite 300
            Los Angeles, California                                      90025
   (address of principal executive offices)                           (Zip Code)



        Registrant's telephone number, including area code (310) 479-5200


  (Former name or former address, if changed since last report.) Not applicable








                           Index of Exhibits on Page 2



                                   Page 1 of 2
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ITEM 5. OTHER EVENTS

        On June 7, 1999, the Company announced that John M. Gibbons, currently the Company's president, has been appointed Chief Executive Officer, effective at the Company's 1999 annual meeting of stockholders, presently scheduled to be held on July 21, 1999. Mr. Gibbons will succeed founder and current Chief Executive Officer, D. Michael Talla. Mr. Talla, who the Company's largest individual stockholder, will continue to be involved with the Company on a full-time basis as the chairman of the board of directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

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
(c)  Exhibits                             1. Press Release dated June 7, 1999.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                        THE SPORTS CLUB COMPANY, INC.



                                        BY: /s/ TIMOTHY O'BRIEN
                                           -----------------------------------
                                           Timothy O'Brien
                                           Chief Financial Officer

                                                 JUNE 8, 1999



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